FS Investment Corporation 8-K

Exhibit 99.2



FS INVESTMENT CORPORATION
A Business Development Company

FS Investment Corporation

SECOND QUARTER 2014 FINANCIAL INFORMATION

Important Disclosure Notice

This presentation may contain certain forward-looking statements, including statements with regard to the future performance of FS Investment Corporation (FSIC, we or us). Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC's operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC's operating area, and the price at which shares of common stock may trade on the New York Stock Exchange LLC (NYSE). Some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission (SEC). FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains summaries of certain financial and statistical information about FSIC. The information contained in this presentation is summary information that is intended to be considered in the context of FSIC's SEC filings and other public announcements that FSIC may make, by press release or otherwise, from time to time. FSIC undertakes no duty or obligation to publicly update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC's future results.

This presentation contains certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). FSIC uses these non-GAAP financial measures internally in analyzing financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing FSIC's financial results with other business development companies.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with FSIC's consolidated financial statements prepared in accordance with GAAP. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the table on page 15 included in this presentation and investors are encouraged to review the reconciliation.

Certain figures in this presentation have been rounded.

Financial and Portfolio Highlights

Financial Highlights

(all per share amounts are basic and diluted)[1]	Q2-14	Q1-14	Q2-13	6ME-14	6ME-13
Net investment income per share	$0.23	$0.22	$0.29	$0.44	$0.49
Adjusted net investment income per share[2*]	$0.26	$0.23	$0.27	$0.49	$0.50
Total net realized and unrealized gain (loss) on investments per share	$0.04	$0.09	($0.11)	$0.14	$0.02
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.27	$0.31	$0.18	$0.58	$0.51
Stockholder distributions per share[3]	$0.2228	$0.2160	$0.2048	$0.4388	$0.4073
Net asset value per share at period end	**$10.28**	**$10.28**	**$10.08**	**$10.28**	**$10.08**
Weighted average shares outstanding	255,301,300	260,185,661	254,213,036	257,729,988	253,414,392
Shares outstanding, end of period	239,026,360	261,301,955	255,214,659	239,026,360	255,214,659

Portfolio Highlights

(in thousands)	Q2-14	Q1-14	Q2-13	6ME-14	6ME-13
Purchases	$737,704	$471,491	$679,168	$1,209,195	$1,329,084
Sales and Redemptions	(609,417)	(566,115)	(762,513)	(1,175,532)	(1,306,330)
Net Portfolio Activity	**$128,287**	**($94,624)**	**($83,345)**	**$33,663**	**$22,754**
Total fair value of investments	$4,227,103	$4,077,627	$3,988,992	$4,227,103	$3,988,992
Total assets	$4,572,364	$4,503,667	$4,492,383	$4,572,364	$4,492,383

*See page 15 hereof for reconciliations between net investment income per share and adjusted net investment income per share.

Endnotes begin on page 16.

FS INVESTMENT CORPORATION
A Business Development Company

Select Historical Information

(dollar amounts in thousands)	As of 6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Investments, at fair value	$4,227,103	$4,077,627	$4,137,581	$4,200,801	$3,988,992
Portfolio Data					
Number of Portfolio Companies	125	148	165	182	200
Average Annual EBITDA of Portfolio Companies	$181,000	$174,200	$190,700	$252,900	$261,000
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.4%	97.1%	97.3%	97.3%	97.1%
Weighted Average Credit Rating of Investments that were Rated[4]	B3	B3	B3	B3	B3
% of Investments on Non-Accrual (based on fair value)[5]	0.5%	-	-	-	-
Asset Class (based on fair value)					
Senior Secured Loans — First Lien	54%	50%	51%	51%	53%
Senior Secured Loans — Second Lien	18%	22%	22%	22%	21%
Senior Secured Bonds	9%	10%	9%	9%	10%
Subordinated Debt	10%	10%	10%	11%	11%
Collateralized Securities	3%	3%	4%	3%	2%
Equity/Other	6%	5%	4%	4%	3%
Portfolio Composition by Strategy (based on fair value)[6]					
Direct Originations	66%	57%	51%	52%	42%
Opportunistic	22%	26%	28%	25%	30%
Broadly Syndicated/Other	12%	17%	21%	23%	28%
Interest Rate Type (based on fair value)					
% Variable Rate	71.2%	71.3%	72.2%	70.0%	73.0%
% Fixed Rate	22.9%	22.9%	23.5%	26.3%	23.8%
% Income Producing Equity or Other Investments	2.5%	2.5%	2.4%	2.2%	2.0%
% Non-Income Producing Equity or Other Investments	3.4%	3.3%	1.9%	1.5%	1.2%
Yields					
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	9.9%	10.2%	10.1%	10.4%	10.4%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) — Excluding Non-Income Producing Assets	10.3%	10.3%	10.2%	10.6%	10.6%

FS INVESTMENT CORPORATION
A Business Development Company

Select Direct Origination Information

(dollar amounts in thousands)	Three Months Ended 6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
New Direct Originations					
Total Commitments (including unfunded commitments)	$529,871	$369,033	$86,913	$614,862	$649,857
Exited Investments (including partial paydowns)	(114,422)	(126,964)	(188,718)	(97,561)	(220,971)
Net Direct Originations	**$415,449**	**$242,069**	**($101,805)**	**$517,301**	**$428,886**
New Direct Originations by Asset Class (including unfunded commitments)					
Senior Secured Loans — First Lien	76%	24%	78%	67%	78%
Senior Secured Loans — Second Lien	-	65%	-	23%	1%
Senior Secured Bonds	5%	4%	-	-	-
Subordinated Debt	12%	2%	-	6%	21%
Collateralized Securities	-	-	19%	-	-
Equity/Other	7%	5%	3%	4%	-
Average New Direct Origination Commitment Amount	$44,156	$28,387	$21,728	$55,897	$81,232
Weighted Average Maturity for New Direct Originations	1/6/20	10/12/20	5/19/19	7/31/18	4/3/19
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period	10.4%	9.1%	9.2%	11.7%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period — Excluding Non-Income Producing Assets	11.2%	9.6%	9.5%	11.8%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	11.2%	9.4%	16.9%	11.0%	13.0%

Characteristics of All Direct Originations held in Portfolio	As of 6/30/2014	12/31/2013
Direct Originations, at fair value	$2,788,147	$2,096,806
Number of Portfolio Companies	43	35
Average Annual EBITDA of Portfolio Companies	$45,800	$34,900
Average Leverage Through Tranche of Portfolio Companies — Excluding Equity/Other and Collateralized Securities	4.1x	4.0x
% of Investments on Non-Accrual	-	-
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.8%	9.9%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations — Excluding Non-Income Producing Assets	10.1%	10.0%

FS INVESTMENT CORPORATION
A Business Development Company

Quarterly Operating Results

(dollar amounts in thousands, except per share amounts)	Three Months Ended				
	6/30/2014	**3/31/2014**	**12/31/2013**	**9/30/2013**	**6/30/2013**
Total investment income	$120,721	$114,796	$116,866	$123,307	$124,349
Net expenses	(62,748)	(58,919)	(59,446)	(54,793)	(50,294)
Net investment income before taxes	**$57,973**	**$55,877**	**$57,420**	**$68,514**	**$74,055**
Excise taxes	-	-	(5,000)	(742)	-
Net investment income	**$57,973**	**$55,877**	**$52,420**	**$67,772**	**$74,055**
Total net realized and unrealized gain (loss) on investments	11,338	24,183	24,388	(8,155)	(27,116)
Net increase (decrease) in net assets resulting from operations	**$69,311**	**$80,060**	**$76,808**	**$59,617**	**$46,939**
Per share[1]					
Net investment income	$0.23	$0.22	$0.20	$0.26	$0.29
Adjusted net investment income[2]	$0.26	$0.23	$0.24	$0.25	$0.27
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.27	$0.31	$0.30	$0.23	$0.18
Stockholder distributions[3]	$0.2228	$0.2160	$0.2137	$0.2093	$0.2048
Weighted average shares outstanding	255,301,300	260,185,661	258,262,842	256,108,444	254,213,036
Shares outstanding, end of period	239,026,360	261,301,955	259,320,161	257,190,300	255,214,659

(dollar amounts in thousands, except per share amounts)	Six Months Ended	
	6/30/2014	**6/30/2013**
Total investment income	$235,517	$234,393
Net expenses	(121,667)	(109,609)
Net investment income before taxes	**$113,850**	**$124,784**
Excise taxes	-	-
Net investment income	**$113,850**	**$124,784**
Total net realized and unrealized gain (loss) on investments	35,521	4,631
Net increase (decrease) in net assets resulting from operations	**$149,371**	**$129,415**
Per share[1]		
Net investment income	$0.44	$0.49
Adjusted net investment income[2]	$0.49	$0.50
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.58	$0.51
Stockholder distributions[3]	$0.4388	$0.4073
Weighted average shares outstanding	257,729,988	253,414,392
Shares outstanding, end of period	239,026,360	255,214,659

Quarterly Operating Results Detail

	Three Months Ended				
(in thousands)	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Investment income					
Interest income	$102,096	$104,711	$109,907	$109,886	$105,503
Fee income	18,450	10,085	6,903	11,975	10,442
Dividend income	175	-	56	1,446	8,404
Total investment income	**$120,721**	**$114,796**	**$116,866**	**$123,307**	**$124,349**
Operating expenses					
Management fees[7]	$22,695	$22,371	$22,706	$22,720	$22,615
Capital gains incentive fees[8]	2,268	4,836	4,794	(1,548)	(5,423)
Subordinated income incentive fees	15,061	15,178	14,303	16,555	17,167
Administrative services expenses	1,189	1,200	1,131	1,243	1,355
Stock transfer agent fees	546	451	420	610	900
Accounting and administrative fees	320	332	327	343	355
Interest expense	14,129	12,700	13,653	13,098	11,876
Directors' fees	264	265	254	241	223
Listing advisory fees	5,043	-	-	-	-
Other general and administrative expenses	4,070	1,586	1,858	1,531	1,226
Total operating expenses	**$65,585**	**$58,919**	**$59,446**	**$54,793**	**$50,294**
Management fee waiver[7]	(2,837)	-	-	-	-
Net expenses	**$62,748**	**$58,919**	**$59,446**	**$54,793**	**$50,294**
Net investment income before taxes	**$57,973**	**$55,877**	**$57,420**	**$68,514**	**$74,055**
Excise taxes	-	-	(5,000)	(742)	-
Net investment income	**$57,973**	**$55,877**	**$52,420**	**$67,772**	**$74,055**

FS INVESTMENT CORPORATION
A Business Development Company

Quarterly Gain/Loss Information

	Three Months Ended				
(in thousands)	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Realized gain/loss					
Net realized gain (loss) on investments — unaffiliated	$6,716	$13,822	$9,794	$6,602	$16,447
Net realized gain (loss) on foreign currency	114	(19)	(79)	70	(39)
Total net realized gain (loss)	**$6,830**	**$13,803**	**$9,715**	**$6,672**	**$16,408**
Unrealized gain/loss					
Net change in unrealized appreciation (depreciation) on investments — unaffiliated	$4,706	$10,335	$14,855	($14,857)	($43,498)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(299)	-	-	-	-
Net change in unrealized gain (loss) on foreign currency	101	45	(182)	30	(26)
Total net unrealized gain (loss)	**$4,508**	**$10,380**	**$14,673**	**($14,827)**	**($43,524)**
Total net realized and unrealized gain (loss) on investments	**$11,338**	**$24,183**	**$24,388**	**($8,155)**	**($27,116)**

Quarterly Balance Sheets

	As of				
(in thousands, except per share amounts)	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Assets					
Investments, at fair value — unaffiliated	$4,209,471	$4,077,627	$4,137,581	$4,200,801	$3,988,992
Investments, at fair value — affiliated	17,632	-	-	-	-
Cash	244,074	297,685	227,328	290,439	380,252
Receivable for investments sold and repaid	35,592	67,779	26,722	85,341	73,897
Interest receivable	56,362	55,327	47,622	51,075	42,603
Deferred financing costs	7,768	4,845	5,168	5,757	6,347
Prepaid expenses and other assets	1,465	404	156	172	292
Total assets	**$4,572,364**	**$4,503,667**	**$4,444,577**	**$4,633,585**	**$4,492,383**
Liabilities					
Payable for investments purchased	$92,522	$24,321	$23,423	$44,648	$22,740
Credit facilities payable	965,686	738,482	723,682	986,421	986,421
Repurchase agreement payable	950,000	950,000	950,000	906,083	811,917
Stockholder distributions payable	17,748	18,814	18,671	17,939	17,801
Management fees payable	19,862	22,375	22,700	22,808	22,638
Accrued capital gains incentive fees	37,647	35,379	32,133	27,339	28,887
Subordinated income incentive fees payable	15,061	15,178	14,303	16,555	17,167
Administrative services expense payable	1,686	1,820	1,153	1,361	1,032
Interest payable	11,509	10,302	10,563	10,545	9,721
Directors' fees payable	253	254	254	229	218
Other accrued expenses and liabilities	2,823	1,573	6,703	1,967	2,293
Total liabilities	**$2,114,797**	**$1,818,498**	**$1,803,585**	**$2,035,895**	**$1,920,835**
Stockholders' Equity					
Preferred stock, $0.001 par value	-	-	-	-	-
Common stock, $0.001 par value	$239	$261	$259	$257	$255
Capital in excess of par value	2,246,910	2,487,105	2,466,753	2,451,662	2,431,513
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency	75,977	69,147	55,344	5,014	2,467
Accumulated undistributed (distributions in excess of) net investment income	36,239	34,962	35,322	72,116	53,845
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	98,202	93,694	83,314	68,641	83,468
Total stockholders' equity	**$2,457,567**	**$2,685,169**	**$2,640,992**	**$2,597,690**	**$2,571,548**
Total liabilities and stockholders' equity	**$4,572,364**	**$4,503,667**	**$4,444,577**	**$4,633,585**	**$4,492,383**
Net asset value per share of common stock at period end	**$10.28**	**$10.28**	**$10.18**	**$10.10**	**$10.08**

FS INVESTMENT CORPORATION
A Business Development Company

Financing Arrangements

Facilities as of June 30, 2014[9]	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility*	Revolving	L + 2.05%	$350,000	-	August 29, 2016
Broad Street Credit Facility*	Revolving	L + 1.50%	$125,000	-	December 20, 2014
ING Credit Facility	Revolving	L + 2.50%	$250,886	$49,114	April 3, 2018
JPM Facility	Repurchase	3.25%	$950,000	-	April 15, 2017
Walnut Street Credit Facility	Revolving	L+ 1.50% to 2.50%	$239,800	$60,200	May 17, 2017

Total debt outstanding under debt facilities	$1,915,686
Debt/equity ratio[10]	78.0%
Weighted average effective interest rate on borrowings	2.9%
% of debt outstanding at fixed interest rates	49.6%
% of debt outstanding at variable interest rates	50.4%

*On July 14, 2014, FSIC issued $400 million aggregate principal amount of 4.000% notes due 2019. Proceeds from the notes offering were used to repay outstanding indebtedness under the Arch Street Credit Facility and the Broad Street Credit Facility. For more information on the notes offering, please refer to Endnote 9.

Facilities as of March 31, 2014	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility	Revolving	L + 2.05%	$373,682	-	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000	-	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	-	April 15, 2017
Walnut Street Credit Facility	Revolving	L+ 1.50% to 2.50%	$239,800	$60,200	May 17, 2017

Total debt outstanding under debt facilities	$1,688,482
Debt/equity ratio[10]	62.9%
Weighted average effective interest rate on borrowings	2.8%
% of debt outstanding at fixed interest rates	56.3%
% of debt outstanding at variable interest rates	43.7%

Distribution History[11]



$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Regular cash distributions per share
Special cash distributions per share
$0.05
$0.07
$0.07
$0.01
$0.02
$0.015
$0.05
$0.10
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

- On July 1, 2014, the board of directors of FSIC declared a regular monthly cash distribution of $0.07425 per share. The regular monthly cash distribution was paid on August 4, 2014 to stockholders of record as of the close of business on July 25, 2014.
- On July 1, 2014, the board of directors of FSIC declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. The board of directors of FSIC also intends to declare another special cash distribution in the amount of $0.10 per share that will be paid on or about November 14, 2014 to stockholders of record as of the close of business on October 31, 2014.
- On August 5, 2014, the board of directors of FSIC declared a regular monthly cash distribution of $0.07425 per share. The regular monthly cash distribution will be paid on or about September 3, 2014 to stockholders of record on August 25, 2014.
- As of June 30, 2014, FSIC had approximately $161.0 million ($0.67 per share based on shares outstanding) of undistributed net investment income and realized gains on a tax basis.

FS INVESTMENT CORPORATION
A Business Development Company

Investment Portfolio

Industry Diversification

As of June 30, 2014, based on fair value.



21%
5%
7%
15%
3%
11%
1%
4%
1%
6%
4%
1%
1%
2%
9%
3%
4%
2%
Capital Goods
Commercial & Professional Services
Consumer Durables & Apparel
Consumer Services
Diversified Financials
Energy
Food & Staples Retailing
Health Care Equipment & Services
Household & Personal Products
Materials
Media
Pharmaceuticals, Biotechnology & Life Sciences
Real Estate
Retailing
Software & Services
Technology Hardware & Equipment
Telecommunication Services
Transportation

- As of June 30, 2014, FSIC's three largest industry concentrations based on fair value were Capital Goods (21%); Consumer Services (15%); and Energy (11%).
- As of June 30, 2014, FSIC had portfolio assets that, for each industry, amounted to less than 1% based on fair value in Automobiles & Components and Utilities.

FS INVESTMENT CORPORATION
A Business Development Company

Issuer Concentration

Issuer Concentration

Top ten portfolio companies as of June 30, 2014, based on fair value and excluding unfunded commitment amounts.


4.7%
4.4%
3.9%
3.5%
3.4%
3.4%
3.2%
3.1%
3.1%
2.8%
All Other Investments, 64.5%
Infiltrator Systems, Inc.
Safariland, LLC
Corel Corp.
OSP Group, Inc.
American Energy - Utica, LLC
ThermaSys Corp.
Dent Wizard International Corp.
Caesars Entertainment Resort Properties, LLC
Sorenson Communications, Inc.
Cadillac Jack, Inc.

- FSIC's top ten portfolio companies by fair value represent 35.5% of the company's total portfolio.

FS INVESTMENT CORPORATION
A Business Development Company

Portfolio Asset Quality

	As of					
	June 30, 2014		March 31, 2014		June 30, 2013	
Investment Rating[12]	Fair Value	% of Portfolio	Fair Value	% of Portfolio	Fair Value	% of Portfolio
1	$402,787	9%	$423,296	11%	$184,999	5%
2	3,450,489	82%	3,276,702	80%	3,335,610	84%
3	331,225	8%	329,600	8%	333,870	8%
4	15,310	0%	41,093	1%	132,409	3%
5	27,292	1%	6,936	0%	2,104	0%
Total	**$4,227,103**	**100%**	**$4,077,627**	**100%**	**$3,988,992**	**100%**

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

Reconciliation of Non-GAAP Financial Measures[1]

	Three Months Ended				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
GAAP net investment income per share	$0.23	$0.22	$0.20	$0.26	$0.29
Plus capital gains incentive fees per share	$0.01	$0.02	$0.02	($0.01)	($0.02)
Plus excise taxes per share	-	-	$0.02	-	-
Plus one-time expenses per share[13]	$0.02	-	-	-	-
Adjusted net investment income per share	**$0.26**	**$0.23**	**$0.24**	**$0.25**	**$0.27**

	Six Months Ended	
	6/30/2014	6/30/2013
GAAP net investment income per share	$0.44	$0.49
Plus capital gains incentive fees per share	$0.03	$0.01
Plus excise taxes per share	-	-
Plus one-time expenses per share[13]	$0.02	-
Adjusted net investment income per share	**$0.49**	**$0.50**

FS INVESTMENT CORPORATION
A Business Development Company

End Notes

1) The per share data was derived by using the weighted average shares of our common stock outstanding during the applicable period. Per share numbers may not sum due to rounding.

2) Adjusted net investment income is a non-GAAP financial measure. We present adjusted net investment income for all periods as GAAP net investment income excluding (i) the accrual for the capital gains incentive fee for realized and unrealized gains; (ii) excise taxes; and (iii) certain non-recurring operating expenses that are one-time in nature and are not representative of ongoing operating expenses incurred during FSIC's normal course of business (referred to herein as one-time expenses). We use this non-GAAP financial measure internally in analyzing financial results and believe that the use of this non-GAAP financial measure is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing our financial results with other business development companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliations of GAAP net investment income to adjusted net investment income can be found on page 15 of this presentation.

3) The per share data for distributions reflects the actual amount of distributions paid per share of our common stock during the applicable period.

4) The weighted average credit rating of investments is the weighted average credit rating of the investments in our portfolio that were rated, based upon the scale of Moody's Investors Service, Inc. As of June 30, 2014, approximately 29.7% of our portfolio (based on the fair value of our investments) was rated.

5) We record interest income on an accrual basis. Generally, investments are placed on non-accrual when the collection of future interest and principal payments is uncertain.

6) We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GSO / Blackstone Debt Funds Management LLC and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and collateralized securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

End Notes (Cont'd)

7) Pursuant to the investment advisory agreements then in effect, FB Income Advisor, LLC, FSIC's investment adviser ("FB Advisor") was entitled to an annual base management fee of 2.0% of the average value of FSIC's gross assets during the three and six months ended June 30, 2014. Effective April 1, 2014, FB Advisor agreed to waive a portion of the base management fee so that the fee it received equaled 1.75% of the average value of FSIC's gross assets pending stockholder approval of a proposal to amend the investment advisory agreement. For more information regarding the proposal, see Note 4 to FSIC's unaudited consolidated financial statements for the quarterly period ended June 30, 2014. For the three and six months ended June 30, 2014, FSIC accrued base management fees, net of waivers, of $19,858 and $42,229, respectively.

8) During the three months ended June 30, 2014, FSIC accrued capital gains incentive fees of $2,268 based on the performance of its portfolio. During the six months ended June 30, 2014, FSIC accrued capital gains incentive fees of $7,104 based on the performance of its portfolio, of which $1,140 was based on unrealized gains and $5,964 was based on realized gains. No capital gains incentive fees are actually payable by FSIC with respect to unrealized gains unless and until those gains are actually realized. FSIC paid FB Advisor $1,590 in capital gains incentive fees during the six months ended June 30, 2014.

9) On July 14, 2014, FSIC and U.S. Bank National Association entered into an indenture and a first supplemental indenture relating to FSIC's issuance of $400,000 aggregate principal amount of 4.000% notes due 2019. The notes mature on July 15, 2019 and may be redeemed in whole or in part at FSIC's option at any time or from time to time at the redemption price set forth in the indenture. The notes bear interest at a rate of 4.000% per year payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The notes are general unsecured obligations of FSIC that rank senior in right of payment to all of FSIC's existing and future indebtedness that is expressly subordinated in right of payment to the notes and rank *parri passu* with all outstanding and future unsecured unsubordinated indebtedness issued by FSIC. The net proceeds to FSIC from the offering were approximately $394,392 before expenses, after deducting underwriting discounts and commissions of $3,600. On July 14, 2014, FSIC used $350,000 of the net proceeds from the notes offering to repay the Arch Street credit facility in full and $44,392 of the net proceeds to repay borrowings under the Broad Street credit facility. For more information regarding the notes, see Note 11 to FSIC's unaudited consolidated financial statements for the quarterly period ended June 30, 2014.

10) The debt/equity ratio is the ratio of total debt outstanding to stockholder's equity as of the applicable date.

11) To date, no portion of any distributions paid to stockholders have been paid from offering proceeds or borrowings. A portion of future distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC from portfolio companies. Any such return of capital will not reduce the amounts available for investments. The payment of future distributions on FSIC's shares of common stock is not guaranteed and is subject to FSIC's performance, the discretion of FSIC's board of directors and applicable legal restrictions, and therefore there can be no assurance as to the amount or timing of any such future distributions.

12) Based on the investment rating system as described in FSIC's quarterly report on Form 10-Q for the period ended June 30, 2014, under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Asset Quality."

13) FSIC's one-time expenses for the three and six months ended June 30, 2014 were $5,600. During the three and six months ended June 30, 2014, FSIC incurred expenses of $7,000 in connection with the listing of its shares on the NYSE, including listing advisory fees of $5,043 and other legal, printing and marketing expenses. These listing expenses were partially offset by a $1,400 reduction in FSIC's subordinated incentive fee on income due to the reduction in pre-incentive fee net investment income associated with the listing expenses. FSIC's one-time expenses of $5,600 reflect listing expenses of $7,000 net of the $1,400 adjustment to FSIC's subordinated incentive fee on income.

Corporate Information

Board of Directors	Executive Officers	Investor Relations Contact
Michael C. Forman Chairman of the Board Chief Executive Officer	**Michael C. Forman** Chairman of the Board Chief Executive Officer	**Ben Holman** Phone: (215)-220-6266 Email: ben.holman@franklinsquare.com
David J. Adelman Vice Chairman President and Chief Executive Officer of Campus Apartments, Inc.	**Gerald F. Stahlecker** President	
Michael J. Hagan Lead Independent Director Chairman, President and Chief Executive of LifeShield Security, Inc.	**Brad Marshall** Senior Portfolio Manager Managing Director, GSO / Blackstone	
Gregory P. Chandler Chief Financial Officer of Emtec, Inc.	**Zachary Klehr** Executive Vice President	
Barry H. Frank Partner with law firm of Archer & Greiner, P.C.	**Sean Coleman** Managing Director	
Thomas J. Gravina Executive Chairman of GPX Enterprises, L.P.	**William Goebel** Chief Financial Officer	
Jeffrey K. Harrow Chairman of Sparks Marketing Group, Inc.	**Salvatore Faia** Chief Compliance Officer	
Michael Heller President and Chief Executive Officer of Cozen O'Conner	**Stephen S. Sypherd** Vice President, Treasurer and Secretary	
Paul Mendelson Senior Advisor for Business Development for Lincoln Investment Planning, Inc.		
Pedro A. Ramos Partner with law firm of Schnader Harrison Segal & Lewis, LLP		

FS INVESTMENT CORPORATION
A Business Development Company